Exhibit 10.4

AMENDMENT TO Contract of EMPLOYMENT

This Amendment to Contract of Employment (the “Amendment”), dated as of February 3, 2025 (the “Effective Date”), between Perfect Moment, Ltd., a Delaware corporation (the “Company”) and Jane Gottschalk (the “Executive”) amends the Contract of Employment, dated as of September 7, 2022 (“Contract”), between the Company and the Executive as follows:

1. The Job Title of “Chief Creative Officer (CCO)” on Schedule A of the Contract is hereby amended to state the following: “President and Chief Creative Officer (CCO)”.

2. Except as otherwise set forth in this Amendment, all terms and conditions as set forth in the Contract remain in full force and effect.

[Signature Page Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Contract of Employment as of the day and year first above written.

PERFECT MOMENT, LTD.

/s/ Max Gottschalk
Name:	Max Gottschalk
Title:	Chairman of the Board of Directors

EXECUTIVE:

/s/ Jane Gottschalk
Name:	Jane Gottschalk
Title:

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